RBC FUNDS TRUST

(the “Trust”)

RBC BlueBay Access Capital Community Investment Fund

RBC BlueBay Core Plus Bond Fund

RBC BlueBay Emerging Market Debt Fund

RBC BlueBay High Yield Bond Fund

RBC BlueBay Strategic Income Fund

RBC China Equity Fund

RBC Emerging Markets ex-China Equity Fund

RBC Emerging Markets Equity Fund

RBC Emerging Markets Value Equity Fund

RBC Global Opportunities Fund

RBC BlueBay Impact Bond Fund

RBC International Equity Fund

RBC International Small Cap Equity Fund

RBC Global Equity Leaders Fund

RBC BlueBay Short Duration Fixed Income Fund

RBC BlueBay Ultra-Short Fixed Income Fund

RBC Enterprise Fund

RBC Microcap Value Fund

RBC Small Cap Core Fund

RBC Small Cap Value Fund

RBC SMID Cap Growth Fund

RBC BlueBay U.S. Government Money Market Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated May 30, 2025 to the statements of additional information (the “SAIs”) dated January 27, 2025 and July 26, 2024, as may be supplemented from time to time

This Supplement provides additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective June 1, 2025, William B. Taylor resigned as a Trustee of the Trust and Chair of the Audit Committee, and the Board of Trustees of the Trust appointed Margaret McCaffrey as Chair of the Audit Committee. In addition, the Board reduced the size of the Board from nine persons to eight persons.

Accordingly, the following changes are made to the Funds’ SAIs:

All references to and information regarding William B. Taylor are deleted from the SAIs.

In the section entitled “Management—Board Structure and Leadership” of the SAIs, the third sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Board is composed of eight trustees, and seven of the eight Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE